Exhibit 99.2

Second Quarter 2013 Conference Call April 29, 2013

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 2 Agenda Introduction Company Highlights Business Update Financial Overview Questions & Answers Mark Davidson Investor Relations Randy Snyder Chairman, Chief Executive Officer and President Hal Weinstein Executive Vice President, Sales and Marketing Greg Hann Executive Vice President, Chief Financial Officer

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 3 Disclaimer Safe Harbor Statement The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). Most forward-looking statements contain words that identify them as forward-looking, such as “may”, “plan”, “seek”, “will”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “opportunity”, “target”, “goal”, “growing” and “continue” or other words that relate to future events, as opposed to past or current events. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give Wesco Aircraft’s current expectation of future events or its future performance and do not relate directly to historical or current events or Wesco Aircraft’s historical or future performance. As such, Wesco Aircraft’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Wesco Aircraft cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Wesco Aircraft undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Wesco Aircraft cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial projections or goals, future growth or the value we currently ascribe to certain attributes set forth herein. Actual results may vary significantly from these statements. Wesco Aircraft’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein, including those highlighted in the section entitled “Risk Factors” in Wesco Aircraft’s filings with the Securities and Exchange Commission, including the Company’s Annual Report Form 10-K for the fiscal year ended September 30, 2012, as supplemented by the Company’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2012. Wesco Aircraft discloses Adjusted EBITDA and Adjusted Net Income, which are non-GAAP measures its management uses to evaluate its business, because it believes they assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that Wesco Aircraft does not believe are indicative of its core operating performance. Wesco Aircraft believes these metrics are used in the financial community, and it presents these metrics to enhance investors’ understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to net income, determined in accordance with GAAP, as an indicator of operating performance. See the Appendix for reconciliations of Adjusted EBITDA and Adjusted Net Income to GAAP net income.

Second quarter revenues of $225.9 million, a company record, and up 24.0% compared to Q2 2012 Organic growth was approximately 14% Year-to-date revenue of $437.0 million, up 16.6% compared to the prior year period Second quarter Adjusted EBITDA of $51.6 million, compared to $38.3 million for the same period in 2012 Adjusted Net Income for the second quarter of $31.2 million Second quarter 2013 Adjusted Diluted EPS of $0.33 Generated $27.3 million of free cash flow and repaid $13.5 million of debt during the second quarter Full year 2013 guidance increased Revenue expected to be between $880.0 million and $900.0 million Adjusted Diluted EPS expected to be between $1.17 and $1.21 Information is Wesco Aircraft Proprietary Visit www.wescoair.com 4 Second Quarter and YTD 2013 Highlights

Second quarter revenue of $225.9 million, up 24.0% year over year Rest of World external sales increased 32.9% compared to the prior year period North America external sales increased by 21.8% compared to the prior year period Ad hoc revenues increased from 40% to 41% of total sales YTD revenue of $437.0 million, up 16.6% year over year Ad hoc revenues increased from 38% to 40% of total sales Information is Wesco Aircraft Proprietary Visit www.wescoair.com 5 Second Quarter and YTD 2013 Financial Results Revenue Revenue Mix +24.0% +16.6% 23% 25% 37% 34% 40% 41% Q2 2012 Q2 2013 JIT LTA Adhoc $374.7 $437.0 YTD 2012 YTD 2013 27% 26% 35% 34% 38% 40% YTD 2012 YTD 2013 JIT LTA Adhoc

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 6 Second Quarter and YTD 2013 Financial Results Adjusted EBITDA Adjusted Diluted EPS +34.6% +11.0% Adjusted EBITDA for Q2 2013 of $51.6 million, compared to $38.3 million in Q2 2012 Adjusted EBITDA for YTD 2013 of $95.2 million, compared to $85.7 million in YTD 2012 Adjusted Net Income for Q2 and YTD 2013 of $31.2 million and $55.3 million, respectively Adjusted Diluted EPS for Q2 and YTD 2013 of $0.33 and $0.58, respectively +50.0% +23.4% $38.3 $51.6 Q2 2012 Q2 2013 $0.22 $0.33 Q2 2012 Q2 2013 $85.7 $95.2 YTD 2012 YTD 2013 $0.47 $0.58 YTD 2012 YTD 2013

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 7 Full Year 2013 Outlook We are revising our full year 2013 outlook upward Revenue forecast (in millions): $865 - $890 $880 - $900 Diluted EPS forecast: $1.08 - $1.12 $1.08 - $1.12 Adjusted Diluted EPS forecast: $1.14 - $1.19 $1.17 - $1.21 Full Year 2013 Outlook Current Guidance Previous Guidance

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 8 APPENDIX

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 9 Non-GAAP Financial Information ‘‘Adjusted Net Income’’ represents Net Income before: (i) amortization of intangible assets, (ii) amortization of or write-off of deferred financing costs and original issue discount, (iii) unusual or non-recurring items and (iv) the tax effect of items, (i) through (iii) above calculated using an assumed effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. ‘‘Adjusted EBITDA’’ represents Net Income before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization and (iv) unusual or non-recurring items. Wesco utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA, which are non-GAAP measures our management uses to evaluate our business, because we believe they assist investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. We believe these metrics are used in the financial community, and we present these metrics to enhance investors’ understanding of our operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See below for a reconciliation of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Information is Wesco Aircraft Proprietary Visit www.wescoair.com 10 Non-GAAP Financial Information March 31, 2013 March 31, 2012 March 31, 2013 March 31, 2012 EBITDA & Adjusted EBITDA Net income $29,388 $19,723 $47,814 $42,901 Provision for income taxes 14,222 10,292 23,639 25,657 Interest and other, net 4,691 5,831 16,068 12,345 Depreciation and amortization 2,804 2,249 5,720 4,631 EBITDA 51,105 38,095 93,241 85,534 Unusual or non-recurring items 457 205 1,911 205 Adjusted EBITDA $51,562 $38,300 $95,152 $85,739 Adjusted Net Income Net income $29,388 $19,723 $47,814 $42,901 Amortization of intangible assets 1,647 923 3,309 1,845 Amortization of deferred financing costs 702 601 6,367 1,600 Unusual or non-recurring items 457 205 1,911 205 Adjustments for tax effect (985) (692) (4,067) (1,460) Adjusted Net Income $31,209 $20,760 $55,334 $45,091 Adjusted Basic Earnings Per Share Weighted-average number of basic shares outstanding 92,889 91,769 92,699 91,482 Adjusted Net Income Per Basic Shares $0.34 $0.23 $0.60 $0.49 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 95,634 95,621 95,404 95,298 Adjusted Net Income Per Diluted Shares $0.33 $0.22 $0.58 $0.47 Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands, except for per share data) Three Months Ended Six Months Ended